Acquisitions (Details 4) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014		Dec. 31, 2013
Acquisitions
Intangible assets, net	$ 1,966	$ 3,539	[1]
Amortization expense	1,500	$ 1,200		$ 200
2016	761
2017	677
2018	528
2019 and thereafter	0
Total expected amortization expense	$ 1,966

[1]	The above consolidated balance sheets present the Weibo Funds acquired from SINA on June 30, 2015 as if they had been owned by the Group for all periods presented in accordance with ASC Subtopic 805-50 (See Note 6 “Acquisitions”).